SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 23, 2007

ION NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

000-13117

22-2413505

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(State or Other Jurisdiction

   (Commission File Number)

(IRS Employer

of Incorporation)

   Identification No.)

   120 Corporate Boulevard

South Plainfield, New Jersey

07080

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(Address of principal executive offices)

(Zip Code)

(Registrant’s telephone number, including area code)  (908) 546-3900

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(Former Name or Former Address, if Changed Since Last Report)

ITEM 8.01.

OTHER EVENTS

ION Networks, Inc. (the “Company”) intends to hold its annual meeting of stockholders for 2007 (“2007 Annual Meeting”) on or about December 28, 2007.  Since this date is more than 30 days from the anniversary of the prior year’s annual meeting of stockholders of the Company, the deadline for receipt of stockholder proposals in order to be included in the Company’s proxy statement for the 2007 Annual Meeting (“2007 Proxy Statement”), if eligible to be so included, is December 3, 2007.  In connection with any stockholder proposals for the 2007 Annual Meeting that are not intended to be included in the 2007 Proxy Statement, such stockholder proposals will be deemed to be untimely, and proxies solicited through the 2007 Proxy Statement may confer discretionary authority on the persons named as proxies therein to vote on such stockholder proposals, if such stockholder proposals are received by the Company after December 3, 2007.  Stockholder proposals should be delivered to the Company at 120 Corporate Boulevard, South Plainfield, New Jersey 07080, Attention: Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION NETWORKS, INC.

Dated:   November 23, 2007

By: _/s/ Patrick Delaney

          Patrick Delaney

          Chief Financial Officer

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